Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Daniel Draper, Principal Executive Officer and President of Invesco PowerShares Capital Management LLC, the Managing Owner of PowerShares DB Base Metals Fund (the “Fund”), a series of PowerShares DB Multi-Sector Commodity Trust, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Fund’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: August 8, 2016	/s/ Daniel Draper
Daniel Draper
Principal Executive Officer and President